METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED FEBRUARY 9, 2006 TO PROSPECTUS DATED MAY 1, 2005

MFS INVESTORS TRUST PORTFOLIO

This Supplement is made as of February 9, 2006 to the Prospectus of the MFS Investors Trust Portfolio (“Portfolio”) dated May 1, 2005.

On December 13, 2005, the Board of Directors of the Portfolio approved a proposal to reorganize the Portfolio into the Legg Mason Value Equity Portfolio, a series of the Met Investors Series Trust (“Legg Mason Value Equity”).

Legg Mason Value Equity has investment objectives, strategies and risks similar to the Portfolio.

If the shareholders of the Portfolio approve the proposal, the Portfolio will liquidate by transferring substantially all of its assets to Legg Mason Value Equity. Shareholders of the Portfolio will receive shares of Legg Mason Value Equity equal in value to their shares of the Portfolio as of the date of the reorganization, which is proposed to take place as of the close of business on or about May 1, 2006. Shareholders of record of the Portfolio as of January 31, 2006 are scheduled to vote on the proposal at a special meeting of shareholders to be held on April 12, 2006. Shareholders of record of the Portfolio will be mailed information detailing the proposal beginning on or about March 5, 2006.

Date: February 9, 2006